Exhibit 10.2
AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
GENESIS ENERGY, L.P.

This Amendment No. 2, dated as of March 1, 2010 (this “Amendment”), to the Fourth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P., a Delaware limited partnership (the “Partnership”) (the “Partnership Agreement”), is entered into by and among Genesis Energy, LLC, a Delaware limited liability company and successor to Genesis Energy, Inc., as the sole general partner of the Partnership (the “General Partner”), and the Limited Partners as provided herein. Each capitalized term used but not otherwise defined herein shall have the meaning assigned to such term in the Partnership Agreement.

W I T N E S S E T H:

WHEREAS, Section 13.1(d) of the Partnership Agreement provides that the General Partner, without the approval of any Partner, may amend any provision of the Partnership Agreement to reflect a change that, in the discretion of the General Partner, does not adversely affect the Limited Partners in any material respect; and

WHEREAS, the General Partner has determined that the amendments contemplated by this Amendment do not adversely affect the Limited Partners in any material respect;

WHEREAS, the General Partner deems it in the best interest of the Partnership to effect this Amendment; and

WHEREAS, on March 1, 2010, the Board of Directors of the General Partner approved this Amendment.

NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

1.     Section 1.1 of the Partnership Agreement is hereby amended by deleting the definition of “Audit Committee.”

2.     Section 1.1 of the Partnership Agreement is further amended by adding, in alphabetical order, the following definition:

“Conflicts Committee” means a committee of the Board of Directors of the General Partner composed entirely of two or more directors who are neither officers nor employees of the General Partner or officers, directors or employees of any Affiliate of the General Partner.

3.     The Partnership Agreement is hereby amended by replacing the term “Audit Committee,” in each instance in which it appears, with the term “Conflicts Committee.”

    4.     As amended hereby, the Partnership Agreement is in all respects ratified, confirmed and approved and shall remain in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER:

GENESIS ENERGY, LLC

By: /s/  R. V. Deere
Name:                      R. V. Deere
Title: Chief Financial Officer

LIMITED PARTNERS:

All Limited Partners now and hereafter admitted as Limited Partners of the Partnership, pursuant to Powers of Attorney now and hereafter executed in favor of, and granted and delivered to, the General Partner.

By: GENESIS ENERGY, LLC
General Partner, as attorney-in-fact for the Limited Partners pursuant to the Powers of Attorney granted pursuant to Section 2.6

By: /s/  R. V. Deere
Name: R. V. Deere
Title: Chief Financial Officer

Partnership Agreement—Amendment No. 2
Signature Page